Taxes on Income	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 14:-	TAXES ON INCOME

a.	Tax rates:

Taxable income of the Israeli companies is subject to the Israeli corporate tax at the rate as follows: 2020, 2019 and 2018: 23%.

b.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the “Law”):

The Company’s production facilities in Israel have been granted “Beneficiary Enterprise” status under the Law. The Israeli companies have been granted the “Alternative Benefit Track” under which the main benefits are a tax exemption for undistributed income and a reduced tax rate.

The Israeli companies began to utilize such tax benefits in 2010. The entitlement to the above benefits was limited to the end of 2019, and it is conditional upon the Company and its Israeli subsidiary fulfilling the conditions stipulated by the Law and regulations published. In the event of failure to comply with these conditions, the benefits may be partially or fully canceled and the Company or its Israeli subsidiary may be required to refund the amount of the benefits, in whole or in part, plus a consumer price index linkage adjustment and including interest.

In the event of distribution of dividends from the above-mentioned tax-exempt income, the amount distributed will be subject to the same reduced corporate tax rate that would have been applied to the Beneficiary Enterprise’s income.

In addition, tax-exempt income attributed to the Beneficiary Enterprise will subject the Company to taxes upon distribution in any manner including complete liquidation.

The Company does not intend to distribute any amounts of its undistributed tax-exempt income as dividend. The Company and its board of directors intend to reinvest its tax-exempt income and not to distribute such income as a dividend. Accordingly, no deferred income taxes have been provided on income attributable to the Company’s Beneficiary Enterprise programs as the undistributed tax-exempt income is essentially permanent by reinvestment.

As of December 31, 2020, tax-exempt income of $131,471 is attributable to the Company’s and its Israeli subsidiary’s various Beneficiary Enterprise programs. If such tax-exempt income is distributed, it would be taxed at the reduced corporate tax rate applicable to such income, and $30,300 of additional taxes would be incurred as of December 31, 2020.

The Israeli subsidiary elected to apply the Preferred Enterprise regime under the January 2011 amendment to the Law as of 2013 tax year. The election is irrevocable. Under the Preferred Enterprise regime, a preferred income of an Enterprise located in the center of Israel is subject to tax rate of 16%.

The 2017 Amendment provides that a technology company satisfying certain conditions will qualify as a Preferred Technology Enterprise and will thereby enjoy a reduced corporate tax rate of 12% on income that qualifies as “Preferred Technology Income”, as defined in the Investment Law. The tax rate is further reduced to 7.5% for a Preferred Technology Enterprise located in development zone A. These corporate tax rates shall apply only with respect to the portion of the Preferred Technology Income derived from R&D developed in Israel. In addition, a Preferred Technology Company will enjoy a reduced corporate tax rate of 12% on capital gain derived from the sale of certain “Benefitted Intangible Assets” (as defined in the Investment Law) to a related foreign company if the Benefitted Intangible Assets were acquired from a foreign company on or after January 1, 2017 for at least NIS 200 million, and the sale receives prior approval from the National Authority for Technological Authority (previously known as the Israeli Office of the Chief Scientist), referred to as the Innovation Authority.

Dividends distributed by a Preferred Technology Enterprise, paid out of Preferred Technology Income, are generally subject to withholding tax at source at the rate of 20% or such lower rate as may be provided in an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). However, if such dividends are paid to an Israeli company, no tax is required to be withheld (although, if such dividends are subsequently distributed from such Israeli company to individuals or a non-Israeli company, withholding tax at a rate of 20% or such lower rate as may be provided in an applicable tax treaty will apply).

The Company and its Israeli subsidiary believe they meet the conditions for “Preferred Technological Enterprises”, and subject to tax rate of 12% on income that qualifies as “Preferred Technology Income”, as define in the Law. The tax rate for a Preferred Technological Enterprises located in development zone A is 7.5%.

From time to time, the Israeli Government has discussed reducing the benefits available to companies under the Investment Law. The termination or substantial reduction of any of the benefits available under the Investment Law could materially increase our tax liabilities.

Tax benefits under the Israeli Law for the Encouragement of Industry (Taxation), 1969:

The Israeli companies are an “Industrial Company” as defined by the Israeli Law for the Encouragement of Industry (Taxation), 1969, and, as such, are entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.

c.	Income taxes of non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.

Taxes were not provided for undistributed earnings of the Company’s foreign subsidiaries. The Company’s board of directors has determined that the Company does not currently intend to distribute any amounts of its undistributed earnings as dividend. The Company intends to reinvest these earnings indefinitely in the foreign subsidiaries. Accordingly, no deferred income taxes have been provided. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2020 was $12,969. If these undistributed earnings are distributed, they would be taxed at the corporate tax rate applicable to such income, and $1,074 of additional taxes would be incurred as of December 31, 2020.

d.	Tax assessments:

The Company and its Israeli subsidiary are currently subject to a tax audit for the years 2013 to 2018 by the Israeli Tax Authority, (“ITA”). The Company and its Israeli subsidiary received tax orders for years 2013 to 2014 and tax assessments for the years 2015 to 2018. The Company’s management, based on a legal opinion received from its legal counsels, believes that it has adequately provided for any reasonably foreseeable outcome related to the ITA tax audits. The Company and its Israeli subsidiary appealed to the district court  in respect of ITA claims for the years 2013 to 2014 and filed an objection for a second review by the ITA for the years 2015 to 2018. Nevertheless, the ITA may disagree with the Company and its Israeli subsidiary positions taken in the  tax returns, and the Company  may be subject to additional tax liabilities, which could have a material adverse effect on its results of operations.

The Company and its Israeli subsidiary received final tax assessments through 2012. The U.S and German subsidiaries received final tax assessment through 2014 and 2016, respectively, and the Hong Kong, UK and Japan subsidiaries have not received a final tax assessment since inception.

e.	Carryforward losses for tax purposes:

Carryforward operating tax losses of the Company and its Israeli subsidiary total approximately $73,925 as of December 31, 2020 and may be used indefinitely.

f.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s and its subsidiaries’ deferred tax liabilities and assets are as follows:

	December 31,
	2020	2019

Carryforward tax losses	$1,688	$3,282
Share-based compensation	695	1,569
Research and development expenses	1,933	1,468
Other temporary differences	1,840	1,471

Deferred tax assets	6,156	7,790

Deferred tax liability due to intangible assets	(1,060)	(9)

Deferred tax assets, net	$5,096	$7,781

The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. As of each reporting date, management considers new evidence, both positive and negative, that could impact management’s view with regards to the future realization of deferred tax assets for each jurisdiction.

Income (loss) before income taxes is comprised as follows:

	Year ended December 31,
	2020	2019	2018

Domestic	$(6,926)	$7,343	$4,458
Foreign	3,695	3,568	2,579

Income (loss) before income taxes	$(3,231)	$10,911	$7,037

g.	Taxes on income (tax benefits) are comprised as follows:

	Year ended December 31,
	2020	2019	2018

Current taxes	$210	$677	$1,088
Deferred taxes	1,342	67	(6,480)

	$1,552	$744	$(5,392)

Domestic	$1,360	$(337)	$(6,050)
Foreign	192	1,081	658

	$1,552	$744	$(5,392)

	Year ended December 31,
	2020	2019	2018
Domestic taxes:

Current taxes	$16	$(208)	$333
Deferred taxes	1,344	(129)	(6,383)

	1,360	(337)	(6,050)

Foreign taxes:

Current taxes	194	885	755
Deferred taxes	(2)	196	(97)

	192	1,081	658

Taxes on income	$1,552	$744	$(5,392)

h.	Uncertain tax positions:

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	December 31,
	2020	2019

Beginning of year	$3,039	$2,240
Increases related to tax positions taken during prior years	1,318	51
Increases related to tax positions taken during the current year	-	662
Cumulative translation adjustments and other	-	86

Balance at December 31 *)	$4,357	$3,039

*)	As of December 31, 2020, and 2019 unrecognized tax benefit in the amount of $4,357 and $1,880 were presented as a reduction from deferred taxes.

The entire amount of the unrecognized tax benefits could affect the Company’s income tax provision and the effective tax rate.

During the years ended December 31, 2020, 2019 and 2018, an amount of $5, $51 and $115, respectively, was added to the unrecognized tax benefits derived from interest and indexation expenses related to prior years’ uncertain tax positions. As of December 31, 2020, and 2019, the Company had accrued interest related to uncertain tax positions in the amounts of $0 and $237, which is included within income tax accrual on the balance sheets.

Exchange rate differences are recorded within financial income, net, while interest is recorded within income tax expense.

The Company believes that it has adequately provided for any reasonably foreseeable outcome related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made.

i.	A reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income of the Company and the actual tax expense as reported in the statement of operations is as follows:

	Year ended December 31,
	2020	2019	2018

Income (loss) before taxes, as reported in the consolidated statements of operations	$(3,231)	$10,911	$7,037

Theoretical tax expense (benefit) at the Israeli statutory tax rate	(741)	2,510	1,618
Tax adjustment in respect of different tax rate of foreign subsidiaries	(94)	151	43
Non-deductible expenses and other permanent differences	(278)	77	64
Deferred taxes on losses and other temporary differences for which valuation allowance was provided, net	-	-	(5,503)
Stock based compensation	1,485	1,247	1,161
Change in tax rate	-	-	-
Beneficiary enterprise benefits (*)	(68)	(3,935)	(3,469)
Increase in other uncertain tax positions	1,318	713	765
Other	(70)	(19)	(71)

Actual tax expense (benefit)	$1,552	$744	$(5,392)

(*) Basic and diluted earnings per share amounts of the benefit resulting from the “Beneficiary Enterprise” status	0.00	0.10	0.10